UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 30, 2008

Electroglas, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-21626	77-0336101
(Commission File Number)	(I.R.S. Employer Identification No.)

5729 Fontanoso Way, San Jose, California 95138

(Address of Principal Executive Offices) (Zip Code)

(408) 528-3000

(Registrant’s Telephone Number, Including Area Code)

______________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On April 25, 2008, at a meeting of the Board of Directors (the “Board”) of Electroglas, Inc. (the “Company”), the Board appointed Jorge Titinger as a Class I director of the Company’s Board, effective as of May 1, 2008, with a term to expire at the annual meeting of stockholders in 2009.  Following his appointment, Mr. Titinger is expected to serve on the Audit Committee and Nominating and Corporate Governance Committee of the Company’s Board.  A press release announcing Mr. Titinger’s appointment is furnished with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits
99.1  Press Release of Electroglas, Inc. dated April 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Electroglas, Inc.

Date: April 30, 2008	By:	/s/Thomas E. Brunton Thomas E. Brunton Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Electroglas, Inc. dated April 30, 2008